Exhibit 99.22

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Bank of America, N.A. The review included a total of 236 newly originated residential mortgage loans, in connection with the securitization identified as OBX 2021-J1 (the “Securitization”). The review began on November 4, 2020, and concluded in March 23, 2021.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted blow, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Recalculation of APR and Finance Charge
b.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions

c.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures:
i.	Right to Receive Copy of Appraisal

d.	National Flood Insurance Program (NFIP) Review:
i.	Adherence to flood insurance coverage
ii.	Identification of flood zones
iii.	Evidence of adequate coverage amounts

e.	Fair Credit Reporting Act (FCRA)
f.	Home Mortgage Disclosure Act (HMDA)
g.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
i.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (236 loans in total):

236 loans had Desktop Reviews which were performed by Consolidated Analytics (5 CCAs) or provided by the client (231 CDAs). Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator or Consolidated Analytics.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

2055s were provided for three loans to support value at origination. Value for all three loans was supported by a secondary valuation product, CDA’s.

0 loans had a Field Review of which zero Field Reviews did not support the value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 236 mortgage loans reviewed, 109 unique mortgage loans (by loan count) had a total of 127 different tape discrepancies across 5 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Borrower_Last_Name	2	1.57%

Escrow_Indicator	13	10.24%
First_Payment_Date_of_Loan	38	29.92%
Original_LTV	71	55.91%
Property_City	3	2.36
Grand Total	127	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 77.12% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	182	$179,132,874	77.12%
Event Grade B	54	$48,969,958	22.88%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	236	$228,102,832	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	217	91.95%
Event Grade B	19	8.05%

Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	236	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	200	84.75%
Event Grade B	36	15.25%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	236	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	232	98.31%
Event Grade B	4	1.69%
Ecvent Grade C	0	0%
Event Grade D	0	0%
Total Sample	236	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

Credit	A	Amortization Type is Unknown	1
		Appraisal date is greater than 120 days from Origination date.	13
		Asset Documents are Incomplete	3
		AUS is Missing	14
		Balance Sheet Does Not Meet Guidelines	4
		Borrower 2 is missing signed 4506t.	1
		Borrower Asset Verification is Missing	1
		Borrower Credit Report is Missing	1
		Borrower Employment Verification does not meet guidelines	16
		Borrower Employment Verification Level is missing	1
		Borrower Four Employement Verification does not match Approval	1
		Borrower Income Verification does not match Approval	15
		Borrower Liabilities Verification Indicator is Partial	15
		Borrower Liabilities Verificiation Indicator is Missing	2
		Borrower Three Employment Verification does not match Approval	1
		Borrower Transcript is Partial	7
		Borrower Transcripts are missing	8
		CoBorrower Credit Report is Missing	1
		CoBorrower Employment Verification does not meet guidelines	6

CoBorrower Employment Verification Level is Missing	1
CoBorrower Income Verification does not match Approval	1
CoBorrower Liabiliities Verified Indicator is Missing	1
CoBorrower Transcripts is Missing	3
Documentation for Recent Draws on HELOC is Missing	3
Executed HELOC closure letter not provided.	14
Final Loan Application is Missing	1
Final Loan Application is Partial	1
Fraud Report Missing	6
HAZARD INSURANCE CERTIFICATE MISSING	2
Hazard Insurance Coverage is Not Sufficient.	2
Hazard Insurance Indicator is Partial	2
HMDA Data Tape Not Provided	237
HMDA Discrepancy(s) Noted	27
Housing history does not meet guidelines	9
Initial Loan Application is Missing	1
Insufficient cash to close.	2
Liquid Reserves are less than Guidelines Required	4
Note Document Indicator is Missing	1
Note is not executed by all borrowers	2
Profit and Loss Does Not Meet Guidelines	2
Property is located in a FEMA disaster area	18
Qualifying DTI exceeds Guideline Maximum Allowable	3

		Servicing Comments are Missing	232
		Servicing Comments list impact to the borrowers related to COVID-19.	1
		Signed 4506t is missing	4
		The subject property is located in a FEMA Disaster Area.	1
		Transmittal Summary is Missing	7
		Trust Documentation Missing or Incomplete	18
		Total Credit Grade (A) Exceptions:	717

Credit	B	Asset Documents are Incomplete	1
		Balance Sheet Does Not Meet Guidelines	1
		Borrower Employment Verification does not meet guidelines	11
		Borrower Employment Verification Level is missing	2
		Cash to Borrower Exceeds Maximum Allowable	1
		CoBorrower Employment Verification does not meet guidelines	5
		CoBorrower Employment Verification Level is Missing	1
		Liquid Reserves are less than Guidelines Required	1
		Profit and Loss Does Not Meet Guidelines	1
		Signed 4506t is missing	1
		Underwriting CLTV exceeds Guideline Maximum Allowable	2
		Underwriting LTV exceeds Guideline Maximum Allowable	2
		Total Credit Grade (B) Exceptions:	29

Compliance	A	ATR/QM Status is Pending	47
		Cal. Fin. Code § 4973(k) - Consumer Caution and Home Ownership Counseling Notice Disclosure was not provided	1
		Charges That Cannot Increase Test	20
		Charges That In Total Cannot Increase More Than 10% Test	10
		Construction or Improvement Loan Fee Test	1
		Consummation or Reimbursement Date Validation Test	19
		Home loan Toolkit is Missing	1
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	2
		Initial Closing Disclosure Delivery Date Test	1
		Initial Escrow Account Disclosure is Missing	1
		Initial Loan Estimate Delivery Date Test (from application)	5
		Lender Credits That Cannot Decrease Test	2
		Lender did not provide ATR/QM Status Determination	1
		MI HB 6121 Mortgage Loan Finding	1
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	3
		Per Diem Interest Amount Test	2
		Prohibited Fees Test	3
		Regulation § 1026.43(c)(2)(i) failure - The borrower(s) reasonably expected income or assets was not properly considered.	6

Regulation § 1026.43(c)(2)(ii) failure - The borrower(s) current employment status was not verified.	7
Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations alimony and child support or other debt obligations were not confirmed and included in the DTI.	2
Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	3
Reimbursement Amount Test	21
Reimbursement Amount Validation Test	1
RESPA Homeownership Counseling Organizations Disclosure Date Test	5
Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	1
Revised Loan Estimate Delivery Date Test (prior to consummation)	1
Right to Cancel Transaction Date is different from the Transaction Date	2
Security Instrument Indicator is Missing	10
Security Instrument Indicator is Partial	1
The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	2
The file does not contain a complete copy of the Loan Estimate. Unable to fully test for TRID tolerance.	3
TILA Finance Charge Test	2
TILA Right of Rescission Test	20
TRID Disclosure Delivery and Receipt Date Validation Test	2

		TRID Initial Closing Disclosure Date and Date Creditor Received Application Validation Test	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	3
		TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	1
		TRID Post-Consummation Event Validation Test	1
		TRID Post-Consummation Reason for Redisclosure Validation Test	1
		TRID Total of Payments Test	1
		Written List of Service Providers Disclosure Date Test	7
		Total Compliance Grade (A) Exceptions:	224

Compliance	B	Affiliated Business Disclosure is Missing	11
		High Cost Home Loan Disclosure is Missing	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	15
		Prohibited Fees First Lien Test	4
		Prohibited Fees Test	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	2
		Right to Cancel Transaction Date is different from the Transaction Date	1
		Total Compliance Grade (B) Exceptions:	36

Valuation	A	Is Completion Certificate in file is No	1
		Origination Appraisal is Missing	1
		Origination Appraisal is Partial	1

		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	5
		Second Appraisal is Missing	2
		Second Appraisal is Partial	1
		Second Appraisal required in file is Partial	1
		Third Party Valuation Product not Provided	9
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	2
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	2
		Title Issues Present	2
		UCDP Summary Report is Missing	3
		Total Valuation Grade (A) Exceptions:	30

Valuation	B	Origination Appraisal is Partial	3
		Second Appraisal is Partial	1
		Second Appraisal required in file is Partial	1
		Total Valuation Grade (B) Exceptions:	5

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.